EXHIBIT 99.5


                            PLACEMENT AGENT AGREEMENT

        THIS AGREEMENT ("Agreement") is made as of the 17th day of July, 1998, by and between EA INDUSTRIES, INC., a corporation organized under the laws of the state of New Jersey ("Company"), and SWARTZ INVESTMENTS, LLC, a Georgia limited liability company (the "Agent").

                                   WITNESSETH:

        WHEREAS, the Company proposes to issue and sell its 6% Convertible Notes, dated on or about July 16, 1998 (the "Convertible Notes"), which are accompanied by a warrant or warrants to purchase a number of shares of Common Stock of the Company (together the "Securities") resulting in gross proceeds to the Company of a minimum of Two Million Dollars ($2,000,000) and a maximum of Four Million Five Hundred Thousand Dollars ($4,500,000), in an offering (the "Offering") not involving a public offering under the Securities Act of 1933, as amended (the "Act"), pursuant to an exemption from the registration requirements of the Act under Regulation D promulgated under the Act ("Regulation D"), as described below; and

        WHEREAS, the Agent has offered to assist the Company in placing the Securities on a "best efforts" basis with respect to sales of Securities thereafter up to the Maximum Shares (as defined below), and the Company desires to secure the services of the Agent on the terms and conditions hereinafter set forth;

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

     1. Engagement of Agent. The Company on the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, hereby appoints the Agent as its exclusive placement agent for the Offering, to sell a minimum of Two Million Dollars ($2,000,000) (the "Minimum Amount") and a maximum of Four Million Dollars Five Hundred Thousand ($4,500,000) (the "Maximum Amount"), on a "best efforts basis", resulting in gross proceeds to the Company of a minimum of Two Million Dollars ($2,000,000) (the "Minimum Proceeds") and a maximum of Four Million Five Hundred Dollars ($4,500,000) (the "Maximum Proceeds"). The Agent, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, accepts such appointment and agrees to use its best efforts to find purchasers for the Securities. This appointment shall be irrevocable for the period commencing on the date of the executed Letter of Agreement, and ending July 31, 1998 which period may be extended by the mutual consent of the Company and the Agent (the "Offering Period").

     2. Representations and Warranties of the Company. In order to induce the Agent to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Agent as follows:

        2.1 Offering Documents. The Company (with the assistance of the Agent) has prepared a Subscription Agreement, certain exhibits thereto, the Convertible Notes, Irrevocable Instructions to the Transfer Agent, and a Registration Rights Agreement, which documents have been or will be sent to proposed investors. In addition, the Company will assure that proposed investors have received or will receive prior to closing, copies of the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and the Company's quarterly report on Form 10-Q for the quarters ended March 28, 1998 ("SEC Documents"). The SEC Documents were prepared in conformity in all material respects with the requirements (to the extent applicable) of the Securities Exchange Act of 1934, as amended, (the "`34 Act") and the rules and regulations ("Rules and Regulations") of the Commission promulgated thereunder. As used in this Agreement, the term "Offering Documents" refer to and mean the SEC Documents, the Subscription Agreement and all amendments, exhibits and supplements thereto, together with any other documents which are provided to the Agent by, or approved for Agent's use by, the Company for the purpose of this Offering (including but not limited to the Convertible Notes, Registration Rights Agreement, Irrevocable Instructions to Transfer Agent, and Company investor packets).

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        2.2 Provision of Offering Documents. The Company shall deliver to the
Agent, without charge, as many copies of the Offering Documents as the Agent may reasonably require for the purposes contemplated by this Agreement. The Company authorizes the Agent, in connection with the Offering of the Securities, to use the Offering Documents as from time to time amended or supplemented in connection with the offering and sale of the Securities and in accordance with the applicable provisions of the Act and Regulation D.

        2.3 Accuracy of Offering Documents. The Offering Documents, at the time of delivery to subscribers for the Securities, conformed in all material respects with the requirements, to the extent applicable, of the `34 Act and the applicable Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. On the Closing Date (as hereinafter defined), the Offering Documents will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations for the purposes of the proposed Offering, and all statements of material fact contained in the Offering Documents will be true and correct, and the Offering Documents will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        2.4 Duty to Amend. If during such period of time as in the opinion of the Agent or its counsel an Offering Document relating to this financing is required to be delivered under the Act, any event occurs or any event known to


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the Company relating to or affecting the Company shall occur as a result of which the Offering Documents as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time after the date hereof to amend or supplement the Offering Documents to comply with the Act or the applicable Rules and Regulations, the Company shall forthwith notify the Agent thereof and shall prepare such further amendment or supplement to the Offering Documents as may be required and shall furnish and deliver to the Agent and to others, whose names and addresses are designated by the Agent, all at the cost of the Company, a reasonable number of copies of the amendment or supplement (or of the amended or supplemented Offering Documents) which, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the Offering Documents not misleading in the light of the circumstances when delivered to a purchaser or prospective purchaser, and which will comply in all respects with the requirements (to the extent applicable) of the `34 Act and the applicable Rules and Regulations.

        2.5 Corporation Condition. The Company's condition is as described in its Offering Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not in the aggregate materially adverse to the Company. The Offering Documents, taken as a whole, present fairly the business and financial position of the Company as of the Closing Date, in all material respects.

        2.6 No Material Adverse Change. Except as may be reflected in or contemplated by the Offering Documents, subsequent to the dates as of which information is given in the Offering Documents, and prior to the Closing Date, taken as a whole, there has not been any material adverse change in the condition, financial or otherwise, or in the results of operations of the Company or in its business.

        2.7 No Defaults. Except as disclosed in the Offering Documents or in writing to the Agent, the Company is not in default in any material respect in the performance of any obligation, agreement or condition contained in any material debenture, note or other evidence of indebtedness or any material indenture or loan agreement of the Company. The execution and delivery of this Agreement, and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Certificate of Incorporation or By-Laws of the Company (in any respect that is material to the Company), any material note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which the Company or any property of the Company is bound, or to the Company's knowledge, any existing law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or any property of the Company. The consent, approval, authorization or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the Act or under the Blue Sky or securities laws of any state or jurisdiction.


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        2.8 Incorporation and Standing. The Company is, and at the Closing Date
will be, duly formed and validly existing in good standing as a corporation under the laws of the State of New Jersey and with full corporate power and authority to own its properties and conduct its business, present and proposed, as described in the Offering Documents; the Company, has full corporate power and authority to enter into this Agreement; and the Company is duly qualified and in good standing as a foreign entity in each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company or its properties.

        2.9 Legality of Outstanding Securities. Prior to the Closing Date, the outstanding securities of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable, and conform in all material respects to the statements with regard thereto contained in the Offering Documents.

        2.10 Legality of Securities. The Securities when sold and delivered in accordance with the Offering Documents, and the Warrants to Agent or its designees when issued and delivered, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with the terms thereof, and the Securities shall be duly and validly issued and outstanding, fully paid and nonassessable. The Common Stock into which the Securities are convertible and the Common Stock into which the Agent's Warrants are exercisable, when issued upon conversion of the Securities in accordance with the Company's Certificate of Incorporation and Convertible Notes or upon exercise of the Agent's Warrants, as applicable, shall be duly and validly issued and outstanding, fully paid and non-assessable.

        2.11 Litigation. Except as set forth in the Offering Documents, there is now, and at the Closing Date there will be, no action, suit or proceeding before any court or governmental agency, authority or body pending or, to the knowledge of the Company, threatened, which might result in judgments against the Company not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or otherwise) or business of the Company or which would materially adversely affect the properties or assets of the Company.

        2.12 Finders. The Company does not know of any outstanding claims for services in the nature of a finder's fee or origination fees with respect to the sale of the Securities hereunder for which the Agent may be responsible, and the Company will indemnify the Agent from any liability for such fees (including the payment of attorney's fees incurred by Agent due to any claim by any such finder or originator) by any party who has a claim for such compensation from the Company and for which person the Agent is not legally responsible. In the event of such claim, Agent shall properly notify Company thereof and the Company may, at its option and at its sole cost and expense, take over the defense of such a claim with counsel of its choice, reasonably satisfactory to Agent. Agent shall not settle any such claims or litigation arising hereunder without the prior written consent of the Company.


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        2.13 Tax Returns. The Company has filed all federal and state and local tax returns which are required to be filed, and has paid all material taxes shown on such returns and on all assessments received by it to the extent such taxes have become due (except for taxes the amount of which the Company is contesting in good faith). All taxes with respect to which the Company is obligated have been paid, or adequate accruals have been set up to cover any such unpaid taxes.

        2.14 Authority. The execution and delivery by the Company of this Agreement have been duly authorized by all necessary action, and this Agreement is the valid, binding and legally enforceable obligation of the Company except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws, by principles governing enforcement of equitable remedies and, with respect to indemnification against liabilities under the Act, matters of public policy.

        2.15 Actions by the Company. The Company will not voluntarily take any action which will impair the effectiveness of the transactions contemplated by this Agreement.

     3. Issue, Sale and Delivery of the Securities.

        3.1 Deliveries of Securities. Certificates in such form that, subject to applicable transfer restrictions as described in the Subscription Agreement, they can be negotiated by the purchasers thereof (issued in such denominations and in such names as the Agent may direct the Company to issue) for the Securities, and Warrants representing the Agent's Warrant compensation described in Section 3.5 below ("Warrants"), shall be delivered by the Company to the Escrow Agent, with copies made available to the Agent for checking at least one
(1) full business day prior to the Closing Date, it being understood that the directions from the Agent to the Company shall be given at least two (2) full business days prior to the Closing Date. The certificates for the Securities and the Warrants shall be delivered at the initial Closing and at each Subsequent Closing (as defined hereinafter).

        3.2 Escrow of Funds. Pursuant to the Escrow Agreement, a copy of which is attached hereto as Exhibit "A" (the "Escrow Agreement"), executed by the Company, the Agent and the escrow agent (the "Escrow Agent"), the subscribers shall place all funds for purchase of Securities in an escrow account set up by the Company. The Company shall have the right in its sole and absolute discretion, for any reason or no reason, to approve or reject the subscriptions of each subscriber, as described in the Subscription Agreement. At such time as subscribers subscribing for at least the Minimum Shares (but not more than the Maximum Shares, unless otherwise agreed by the Company and Agent, and consented to by the subscribers) have delivered to the Escrow Agent their signed subscription documents, those subscribers have been approved by the Company and all other Closing conditions have been met, Escrow Agent shall release the subscription funds and signed documents to the Company and release the certificates representing the Securities to the subscribers (the "Initial Closing"). In the event that the Initial Closing shall be for an amount of Securities less than the Maximum Amount, the Offering may be continued, and additional Closings may be held (each a "Subsequent Closing") throughout the


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Offering Period. In no event, however, shall any Closing occur after July 31,
1998 or such later date as may be agreed by the Company and the Agent (the "Termination Date"). In the event that the Escrow Agent is holding funds on the Termination Date, after completion of any proper Subsequent Closing on the Termination Date, the Escrow Agent shall return all funds to the subscribers who deposited them in accordance with the Escrow Agreement.

        3.3 Closing Date. The Initial Closing and any Subsequent Closing shall take place at the offices of Escrow Agent at such time and date ("Closing Date") as will be fixed either orally or in writing by notice to be given by the Agent to the Company after consultation with the Company, such Closing Date to be not less than one (1) full business day after the date on which such notice shall have been given and not more than ten (10) full business days after the date on which the Escrow Agent shall have given written notice to the Company and the Agent that funds deposited with the Escrow Agent total at least the Minimum Proceeds. The Closing Date may be changed by mutual agreement of the Agent and the Company.

        3.4 Agent's Compensation. At the Initial Closing and any subsequent Closing, the Company shall pay the Agent the following, which shall be the full amount payable to the Agent for its services, fees and expenses in connection with this Offering:

            (i) A placement fee ("Cash Placement Fee") equal to five percent (5%) of the aggregate gross proceeds resulting from the sale of the securities in the Offering; plus

            (ii) a non-accountable expense allowance equal to two percent (2%) of the aggregate gross proceeds resulting from the sale of the Securities in the Offering (the "Non-Accountable Expense Allowance", together with the Cash Placement Fee, referred to as the ("Cash Fee")).

        3.5 Agent's Warrants. In addition to the fees and reimbursement of costs set forth above, the Company shall also issue to Agent or its designees warrants, designated as Series D Warrants ("Warrants") to purchase a number of shares of the Company's Common Stock equal to the sum of (i) six percent (6%) (the "Warrant Percentage") multiplied by the dollar amount of Securities placed all divided by the Warrant Exercise Price (defined as the Market Price, as defined below, at the time of Closing), subject to a minimum of 50,000 shares, exerciseable at the Warrant Exercise Price.

        For purposes hereof, "Market Price" shall equal the lowest Closing Bid Price (as defined in the Convertible Notes) occurring during the twenty (20) consecutive trading days ending on the trading day immediately preceding the Last Closing Date (as defined in the Convertible Notes).

        The term of the Warrants shall be five (5) years commencing with the date of issuance thereof. The initial exercise price for the Warrants shall be


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the Warrant Exercise Price (as defined above). The Warrants shall have cashless exercise provisions and reset provisions. The shares of Common Stock issuable upon exercise of the Warrants shall be included in the next registration statement filed by the Company, and shall have the rights set forth in the Registration Rights Agreement, dated on or about July 16, 1998, by and among the Company, the Agent, and the Subscribers. The Warrants shall be delivered by the Company to the Escrow Agent prior to each Closing, and the Escrow Agent shall deliver to the Agent the Warrants applicable to each Closing simultaneous with the respective Closing.

        3.6 Payment of Fees. The Escrow Agent shall be instructed to pay all fees and cost reimbursements and Warrants pursuant to Sections 3.4 and 3.5 of this Agreement, directly to the Agent from the proceeds of the Closing and all Subsequent Closings, simultaneous with the transfer of proceeds to the Company.

        3.7 Press Release. The Agent shall have the right to approve any press release issued by the Company in connection with the Offering which approval shall not be unreasonably withheld.

     4. Offering of the Securities on Behalf of the Company.

        4.1 In offering the Securities for sale, the Agent shall offer them solely as an agent for the Company, and such offer shall be made upon the terms and subject to the conditions set forth in the Offering Documents. The Agent shall commence making such offer as an agent for the Company as soon as possible following delivery of the final Company approved Offering Documents to Agent (or notification by Company or its Counsel the latest version of any Offering Documents on Agent's computer system is acceptable for faxing to subscribers).

        4.2 The Agent will only make offers to sell the Securities to, or solicit offers to subscribe for any Securities from, persons or entities that Agent reasonably believes are "accredited investors" as defined in Regulation D.

     5. Right of First Refusal. The Company hereby grants Agent rights of first refusal as follows:

        5.1 The Agent has the right of first refusal to act as placement agent for any future private financings of the Company, whether equity securities, convertible debt securities, or securities or instruments convertible into or exchangeable for debt or equity securities of the Company, excluding public offerings, joint ventures, mergers, acquisitions, or similar transactions. It is understood that the Agent shall have no right of first refusal with respect to straight (non-convertible) debt issuances by the Company, provided however that Agent shall have the right to receive notice of any non-convertible debt issuance in the manner provided in this Section 5. The duration of the Agent's right of first refusal under this Section 5.1 shall be for a period of one (1) year following the last Closing of this Offering.


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        5.2 In the event that the Company wishes to undertake a transaction described in this Section 5, the Company must send Agent a written notice of the proposed transaction (whether the transaction is initiated by the Company or is offered to the Company by a third party), in sufficient specificity to allow the Agent to understand the proposed transaction clearly. This notice must be delivered to Agent at least twenty (20) days prior to the proposed closing of the transaction. The Agent shall have ten (10) days from receipt of that notice to determine whether or not it wishes to exercise its right of first refusal with respect to that transaction. The Agent shall notify the Company in writing of its decision to exercise or waive its right of first refusal with respect to the transaction described in the notice. If the Agent waives its right of first refusal with respect to a particular transaction, the Company may proceed with that transaction; provided, however, that if prior to any Closing in the proposed transaction the terms of the transaction are changed in any material way from the terms set forth in the notice to the Agent, the Agent's right of first refusal shall commence again.

        5.3 In the event that Company breaches Section 5.1 of this Agreement, Agent shall be entitled to receive compensation based upon the aggregate purchase price of securities placed in such transaction in an amount calculated pursuant to Section 3.4 hereof.

     6. Covenants of the Company. The Company covenants and agrees with the Agent that:

        6.1 After the date hereof, the Company will not at any time, prepare and distribute any amendment or supplement to the Offering Documents, of which amendment or supplement the Agent shall not previously have been advised and the Agent and its counsel furnished with a copy within a reasonable time period prior to the proposed adoption thereof, or to which the Agent shall have reasonably objected in writing on the ground that it is not in compliance with the Act or the Rules and Regulations (if applicable).

        6.2 The Company will pay, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective or is terminated, all costs and expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the authorization of the Securities and their issue and delivery to the Agent, any original issue taxes in connection therewith, all transfer taxes, if any, incident to the initial sale of the Securities, the fees and expenses of the Company's counsel (except as provided below) and accountants, the cost of reproduction and furnishing to the Agent copies of the Offering Documents as herein provided; provided, however, that the Company shall not be responsible for the direct payment of fees and costs incurred by Agent, including attorney's fees of or any costs incurred by the Agent's counsel.

        6.3 As a condition precedent to the Initial Closing, the Company will deliver to the Agent a true and correct copy of all documents requested by Agent included in Agent's due diligence request, including but not limited to the Certificate of Incorporation of the Company, and all amendments and certificates


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of designation of preferences of preferred stock, certified by the Secretary of
State of the State of New Jersey.

        6.4 Prior to the Closing Date, the Company will cooperate with the Agent in such investigation as it may make or cause to be made of all of the properties, business and operations of the Company in connection with the Offering of the Securities. The Company will make available to it in connection therewith such information in its possession as the Agent may reasonably request and will make available to the Agent such persons as the Agent shall deem reasonably necessary and appropriate in order to verify or substantiate any such information so supplied.

        6.5 The Company shall be responsible for making any and all filings required by the Blue Sky authorities of the State of New Jersey and filings required by the laws of the jurisdictions in which the subscribers who are accepted for purchase of Securities are located, if any.

     7. Non-Circumvention & Confidentiality of Proprietary Agent Information.

        7.1. Non-Circumvention. The investors who participate in the Offering and the other investors introduced to Company by Swartz who are listed on the schedule attached hereto as Exhibit B, and their affiliates, shall be considered, for purposes of this Agreement, the property of Agent. The Company on behalf of itself, its parent or its subsidiaries (collectively hereinafter referred to as "Company") agree not to circumvent, directly or indirectly, whether through another placement agent or broker or without any placement agent or broker, Agent's relationship with these investors and their affiliates, (hereinafter referred to singularly as an "Investor" and collectively as "Investors") and Company will not directly or indirectly contact or negotiate with any of these Investors, whether through another placement agent or broker or without any placement agent or broker, regarding an investment in the Company, or any other company, and will not enter into any agreement or transaction with Investors, or disclose the names of Investors (provided, however, that the Company may contact the Investors for purposes directly related to the business of the Company not involving any agreement or transaction with Investors and not involving an investment of funds by an Investor), for a period of five (5) years from the date hereof without the prior written approval of Agent; provided, however, that notwithstanding the above, nothing contained in this Agreement shall prevent Company from, directly or indirectly, selling securities to the Investors through a public offering or from, directly or indirectly, contacting or negotiating with the Investors in satisfaction of Company's obligations under the Subscription Agreements entered into in connection herewith. In the event that the Company or one of its subsidiaries, with Swartz's advance written permission. accepts an investment (a "Subsequent Investment") from an Investor or Investors (other than in a public offering), regardless of whether such investment is arranged without an agent (including but not limited to investments arranged through direct solicitation by the Company) or through an agent other than the Agent, during the period beginning on the date hereof and terminating on the fifth (5th) anniversary of the date of the Last Closing as described in the Subscription Agreement, the Company agrees to pay to the Agent (i) a cash fee equal to seven percent (7%) of


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all amounts invested by such Investor(s) plus (ii) warrants to purchase a number of shares of the Company's Common Stock equal to the quotient of (a) seven percent (7%) multiplied by the dollar amount invested by such Investors, all divided by (b) the Market Price, as defined above, at the time of closing of such investment, exerciseable at the Market Price, as defined above, at the time of closing of such investment. In the event that the Company accepts a Subsequent Investment without Swartz's advance written permission, the Company agrees to pay to the Agent (i) a fee equal to fourteen percent (14%) of all amounts invested by such Investor(s) plus (ii) warrants to purchase a number of shares of the Company's Common Stock equal to the quotient of (a) fourteen percent (14%) multiplied by the dollar amount invested by such Investors, all divided by (b) the Market Price, as defined above, at the time of closing of such investment, exerciseable at the Market Price, as defined above, at the time of closing of such investment.

        7.2 Protection of Proprietary Customer Information. Furthermore, Company agrees to safeguard in strict confidence and will not disclose to any other person, business, partnership, corporation, fiduciary, agent or any entity of any type whatsoever the names of any Investors introduced by Agent to Company or information concerning any Investor (including the names of any individual, employee, representative, fiduciary or agent of or related to such Investor) except pursuant to a registration of the securities or other filing with the SEC or any state securities commission, for purposes directly related to the business of the Company, or as such disclosure may be required by any law, rule, regulation, regulatory body, court or administrative agency, and upon prior notice to Agent before disclosing such information under such compulsion of law.

        7.3. [Intentionally Left Blank].

        7.4. [Intentionally Left Blank].

        7.5 Specific Performance and Attorneys Fees. The Company agrees to pay to Agent (severally and not jointly) all costs and expenses incurred by Agent relating to the enforcement of the terms of Sections 7.1 and 7.2 hereof due to its own actions, whether by injunction, a suit for damages or both, including reasonable fees and disbursements of counsel (both at trial and in appellate proceedings).

     8. Indemnification.

        8.1 The Company agrees to indemnify and hold harmless the Agent, each person who controls the Agent within the meaning of Section 15 of the Act and the Agent's employees, accountants, attorneys and agents (the "Agent's Indemnitees") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or the `34 Act or any other statute or at common law and for any reasonable legal or other expenses (including the costs of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon (i) the Company's breach of its


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obligations under the Convertible Notes and the Subscription Agreement to
deliver shares of Common Stock to a Subscriber upon submission by Subscriber of the required documentation, or (ii) any untrue statement of material fact contained in the Offering Documents or any amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, under the circumstances under which they were made, not misleading, or for Company's breach of contract respecting this Placement, all as of the date of the Offering Documents or of such amendment as the case may be, or (iii) any material breach of any representation, warranty or covenant made by the Company in this Agreement; provided, however, that the indemnity agreement contained in this Section 8.1 shall not apply to amounts paid in settlement of any such litigation, if such settlements are made without the consent of the Company (but no such settlement may be made without the Company's prior written consent), nor shall it apply to the Agent's Indemnitees in respect to any such losses, claims, damages or liabilities arising out of or based upon any such untrue statement or alleged untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Agent specifically for use in connection with the preparation of the Offering Documents or any such amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities law thereof. This indemnity agreement is in addition to any other liability which the Company may otherwise have to the Agent's Indemnitees. The Agent's Indemnitees agree, within ten (10) days after the receipt by them of written notice of the commencement of any action against them in respect to which indemnity may be sought from the Company under this Section 8.1, to notify the Company in writing of the commencement of such action; provided, however, that the failure of the Agent's Indemnitees to notify the Company of any such action shall not relieve the Company from any liability which it may have to the Agent's Indemnitees on account of the indemnity agreement contained in this Section 8.1, and further shall not relieve the Company from any other liability which either may have to the Agent's Indemnitees, and if the Agent's Indemnitees shall notify the Company of the commencement thereof, the Company shall be entitled to participate in (and, to the extent that the Company shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Agent's Indemnitees, defendant or defendants, in such litigation. The Company agrees to notify the Agent's Indemnitees promptly of the commencement of any litigation or proceedings against the Company or any of the Company's officers or directors of which the Company may be advised in connection with the issue and sale of any of the Securities and to furnish to the Agent's Indemnitees, at their request, and to provide copies of all pleadings therein and to permit the Agent's Indemnitees to be observers therein and apprise the Agent's Indemnitees of all developments therein, all at the Company's expense.

        8.2 With the exception provided below as to limitations of indemnity, the Agent agrees, in the same manner and to the same extent as set forth in
Section 8.1 above, to indemnify and hold harmless the Company, and the Company's and Company's employees, accountants, attorneys and agents (the "Company's Indemnitees") with respect to (i) any statement in or omission from the Offering

Documents or any amendment or supplement thereto or any application or other document filed by the Company in any state or jurisdiction in order for the Company to qualify the Securities under the Blue Sky or securities laws thereof, or any information furnished pursuant to Section 2.4 hereof, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Agent in a document executed by Agent on its behalf specifically for use in connection with the preparation thereof or supplement thereto, or
(ii) any untrue statement of a material fact made by the Agent or its agents not based on statements in the Offering Documents or authorized in writing by the Company, or with respect to any misleading statement made by the Agent or its agents resulting from the omission of material facts which misleading statement is not based upon the Offering Documents, and any documents filed with public or governmental authorities or agencies, and any public press releases or information furnished in writing by the Company or, (iii) any material breach of any representation, warranty or covenant made by the Agent in this Agreement. The Agent shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without its consent. In case of the commencement of any action in respect of which indemnity may be sought from the Agent, the Company's Indemnitees shall have the same obligation to give notice as set forth in Section 8.1 above, subject to the same loss of indemnity in the event such notice is not given, and the Agent shall have the same right to participate in (and, to the extent that it shall wish, to direct) the defense of such action at its own expense, but such defense shall be conducted by counsel of recognized standing reasonably satisfactory to the Company. The Agent agrees to notify the Company's Indemnitees, at their request, and to provide copies of all pleadings therein and to permit the Company's Indemnitees to be observers therein and appraise them of all the developments therein, all at the Agent's expense. As to Damages, Company recognizes that since it is receiving the net proceeds of the monies generated by this placement, that indemnity, if any, to be paid by the Agent to the Company shall be strictly limited to the Agent's Cash Fee, inclusive of attorney fees and costs of arbitration and/or court proceedings.

     9. Liquidated Damages. Company and Agent both acknowledge that it would be extremely impractical and difficult to ascertain the actual damages to be suffered by Company if Agent is found by an arbitrator or a court of competent jurisdiction to have breached any of the representations, warranties and covenants contained in this Agreement. Accordingly, should a breach of this Agreement be proven and Agent found liable for said breach, Company and Agent hereby agree that the damages shall be fixed at no more than $100,000, inclusive of all attorney's fees and cost of court. This provision is not to be construed as a penalty, but as full liquidated damages under Georgia law.

     10. Effectiveness of Agreement. This Agreement shall become effective
(i) at 9:00 A.M., Atlanta, Georgia time, on the date hereof or (ii) upon release by the Agent of the Securities for offering after the date hereof, whichever occurs first. The Agent agrees to notify the Company immediately after the Agent shall have taken any action by such release or otherwise wherein this Agreement shall have become effective.

     11. Conditions of the Agent's Obligations. The Agent's obligations to act as agent of the Company hereunder and to find purchasers for the Securities shall be subject to the accuracy, as of the Closing Date, of the representations and warranties on the part of the Company herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

        11.1 Counsel to the Agent shall not have objected in writing or shall not have failed to give his consent to the Offering Documents (which objection or failure to give consent shall not have been done unreasonably).

        11.2 The Agent shall not have disclosed to the Company that the Offering Documents, or any amendment thereof or supplement thereto, contains an untrue statement of fact, which, in the opinion of counsel to the Agent, is material, or omits to state a fact, which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein, under the circumstances in which they were made, not misleading.

        11.3 Between the date hereof and the Closing Date, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or any other cause of such character as would materially adversely affect its business or property considered as an entire entity, whether or not such loss is covered by insurance.

        11.4 Between the date hereof and the Closing Date, there shall be no litigation instituted or threatened against the Company, and there shall be no proceeding instituted or threatened against the Company before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely affect the business, franchises, license, permits, operations or financial condition or income of the Company considered as an entity.

        11.5 Except as contemplated herein or as set forth in the Offering Documents, during the period subsequent to the most recent financial statements contained in the Offering Documents, if any, and prior to the Closing Date, the Company (i) shall have conducted its business in the usual and ordinary manner as the same is being conducted as of the date hereof in all material respects and (ii) except in the ordinary course of business, the Company shall not have incurred any material liabilities or obligations (direct or contingent) or disposed of any material assets, or entered into any material transaction or suffered or experienced any substantially adverse change in its condition, financial or otherwise. At the Closing Date, the equity account of the Company shall be substantially the same as reflected in the most recent balance sheet contained in the Offering Documents except for reductions for matters discussed in the Subscription Agreements and without considering the proceeds from the sale of the Securities other than as may be set forth in the Offering Documents.

        11.6 The authorization of the Securities by the Company and all proceedings and other legal matters incident thereto and to this Agreement shall be reasonably satisfactory in all respects to counsel to the Agent, who shall have furnished the Agent on the Closing Date with such favorable opinion with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement as the Agent may reasonably require, and the Company shall have furnished such counsel such documents as he may have requested to enable him to pass upon the matters referred to in this subparagraph.

        11.7 The Company shall have furnished to the Agent the opinion, dated the Closing Date, addressed to the Agent, from counsel to the Company, as required by the Subscription Agreement in substantially the form attached to the Subscription Agreement as Exhibit D.

        11.8 The Company shall have furnished to the Agent a due diligence back up certificate signed by the Chief Executive Officer and the Chief Financial Officer of the Company (a copy of which is attached hereto as Exhibit C), dated as of the Closing Date, to the effect that:

             (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date (other than representations and warranties which by their terms are specifically limited to a date other than the Closing Date), and the Company has complied with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

             (ii) the respective signers have each carefully examined the Offering Documents, and any amendments and supplements thereto, and, to the best of their knowledge, all statements contained in the Offering Documents, and any amendments and supplements thereto, are true and correct, and neither the Offering Documents, nor any amendment or supplement thereto, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein under the circumstances in which they were made not misleading, and since the date hereof, there has occurred no event required to be set forth in an amended or supplemented Offering Documents, which has not been set forth; except as set forth in the Offering Documents, since the respective dates as of which the periods for which the information is given in the Offering Documents and prior to the date of such certificate, (a) there has not been any substantially adverse change, financial and otherwise, in the affairs of condition in the Company, and (b) the Company has not incurred any material liabilities, direct or contingent, or entered into any material transactions, otherwise than in the ordinary course of business; and

             (iii) the Company has provided true and correct copies of all documents in its possession or which it could obtain that were requested by Agent pursuant to any due diligence inquiry.

     12 Termination.

        12.1 This Agreement may be terminated by the Agent by notice to the Company in the event that the Company shall have failed or been unable to comply with any of the material terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied with fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Agent in writing. However, if any material breach by Company can be cured within a reasonable period of time, Agent shall provide Company such reasonable period to cure.

        12.2 This Agreement may be terminated by the Company by notice to the Agent in the event that the Agent shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Agent to be performed, complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Company in writing. However, if any material breach by Agent can be cured within a reasonable period of time, Company shall provide Agent such reasonable period to cure.

        12.3 This Agreement may be terminated by the Agent by notice to the Company at any time, if, in the reasonable, good faith judgment of the Agent, payment for and delivery of the Securities is rendered impracticable or inadvisable because: (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally; (ii) a war or other national calamity shall have occurred; or (iii) the condition of the market (either generally or with reference to the sale of the Securities to be offered hereby) or the condition of any matter affecting the Company or any other circumstance is such that it would be undesirable, impracticable or inadvisable, in the judgment of the Agent, to proceed with this Agreement or with the Offering.

        12.4 Any termination of this Agreement pursuant to this Section 12 shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay if due hereunder the costs and expenses provided to be paid by it specified in Sections 3 and 5; and the Company and the Agent shall be obligated to pay, respectively, all losses, claims, damages or liabilities, joint or several, under Section 8.1 in the case of the Company and Section 8.2 in the case of the Agent.

     13. Agent's Representations, Warranties and Covenants. The Agent represents and warrants to and agrees with the Company that:

        13.1 The Placement Agent is a limited liability company duly organized and existing under the laws of the state of Georgia. The Placement Agent is an OSJ branch office of Dunwoody Brokerage Services, Inc., a licensed NASD broker-dealer, and a member of SIPC.

        13.2 There is not now pending or threatened or to the Agent's knowledge, contemplated against the Agent any action or proceeding, either in any court of competent jurisdiction, before the Commission or before any state securities commission or the NASD, concerning the Agent's activities which would impair the ability of the Agent to conduct the Offering as contemplated by this Agreement.

        13.3 In the event any action or proceeding of the type referred to in
Section 13.2 above shall be instituted or threatened against the Agent at any time prior to the Closing Date or, in the event there shall be filed by or against the Agent in any court, pursuant to any federal, state, local or municipal statute, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of its assets or if the Agent makes an assignment for the benefit of creditors, the Company shall have the right, on three (3) days' written notice to the Agent, to terminate this Agreement without any liability to the Agent of any kind, except for the payment of all expenses provided herein, if due.

        13.4 Agent understands and acknowledges that prior to issuance, the Securities are not being registered under the Act, and that the Offering is to be conducted pursuant to Regulation D under the Securities Act of 1933, as amended, (the "Act"). Accordingly, in conducting its activities under this
Agreement:

             (a) Agent has not offered or sold and will not offer or sell any Securities to any investor which Agent does have reasonable grounds to believe, or does not believe, is an "Accredited Investor," within the meaning of Regulation D under the Act.

             (b) Agent has not offered or sold and will not offer or sell any Securities by means of any form of general solicitation or general advertising, including, but not limited to, the following:

                 (1) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or internet; and

                 (2) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

             (c) Agent will not solicit or accept the subscription of any person unless immediately before accepting such subscription Agent has reasonable grounds to believe and does believe that (i) such person is an Accredited Investor and (ii) all representations made and information furnished by such person in the Subscription Agreement and related documents are true and correct in all material respects.

             (d) [Intentionally Omitted].

             (e) Upon notice from the Company that the Offering Documents are required to be amended or supplemented, Agent will immediately cease use of the Offering Documents until Agent has received such amendment or supplement and thereafter will make use of the Offering Documents only as so amended or supplemented, and Agent will deliver a copy of such amendment or supplement to each prospective investor to whom a copy of the Offering Documents had previously been delivered (and who has not returned such copy).

             (f) Agent use its best efforts to conduct the offering of the Securities in a manner that will allow the availability of the private offering exemption from federal securities regulation provided by Regulation D promulgated under the Securities Act of 1933, as amended, provided, however, that agent is not responsible for the unavailability of such exemption caused by the misrepresentations of the Company or of an Investor.

             (g) Agent will notify the Company in writing promptly when any event shall have occurred during the Offering Period as a result of which any representation or warranty of the Agent herein would not be true.

        13.5 Neither the Agent nor any of its Affiliates will take any action which will impair the effectiveness of the transactions contemplated by this Agreement.

        13.6 All corporate actions by Agent required for the execution, delivery and performance of this Agreement have been taken. The execution and delivery of this Agreement by the Agent, the observance and performance thereof, and the consummation of the transactions contemplated herein or in the Offering Documents do not and will not constitute a material breach of, or a material default under, any instrument or agreement by which the Agent is bound, and does not and will not, to the best of the Agent's knowledge, contravene any existing law, decree or order applicable to it. This Agreement constitutes a valid and binding agreement of Agent, enforceable in accordance with its terms.

        13.7 Agent understands that the Company is relying upon Agent's representations and warranties in connection with the Offering and the sale of the Securities contemplated by this Agreement.

        13.8 Agent's representations and warranties under this Section 13 shall be true and correct as of the Closing, and shall survive the Closing indefinitely.

        13.9 Upon closing of the Offering, Placement Agent agrees to provide the following services (the "PLUS Package Aftermarket Services") for a period of one
(1) year following the Last Closing Date of the Offering (service may be provided for periods following one (1) year subject to subsequent agreement between Company and Placement Agent); provided, however, that Placement Agent, in its discretion, may discontinue providing the PLUS Package Aftermarket Services if there is a material adverse change to the Company's fundamentals or business prospects after the date hereof.

1)   Analyst Coverage and Reporting.

     Placement Agent's analyst will prepare a full-scale research report ("Analyst Report") on the Company which is expected to include the following:

     -    Company's Technology
     -    Company's Target Market
     -    Industry overview
     -    Business plan & strategy
     -    Competitors
     -    Current contracts
     -    3rd Party Partners
     -    Company Management and Board

     The Analyst Report will be prepared following the Offering and will be updated at least quarterly thereafter.

2)   Identification of Target Institutions to Distribute Analyst Coverage.

     Placement Agent will identify a minimum of twenty five (25) institutional buy-side equity investors (together with the private equity investors in the Offering, referred to as the "Target Affinity Group") which have orientation toward the Company's specific industry and/or small capitalization equity securities. Placement Agent will contact the institutional investment manager of each member of the Target Affinity Group and use its best efforts to get each to agree to participate in the "PLUS" program. Placement Agent will thereafter distribute its Analyst Report to the participating Target Affinity Group, including all Analyst Report updates.

3)   Quarterly Institutional Conference Calls.

     Placement Agent will arrange and conduct Quarterly (post earnings) conference calls between the Target Affinity Group and the Company regarding the Company's progress and future prospects. Placement Agent will bear the telephone expense of such conference calls.

4)   Annual Investor Conference.

     Placement Agent will arrange and conduct a New York based investor conference to highlight the Company to the Target Affinity Group and other institutional equity investors who have interest in attending the Company presentation. The investor conference will be arranged by Placement Agent approximately twelve (12) months after the Offering. Placement Agent will make all arrangements, organize the event, contact and make invitations to targeted participants and provide support personnel at the event. The Company will be responsible for the expenses of all accommodations and conference facilities as well as travel and lodging expenses for Company and Placement Agent personnel during conference.

5)   Competitive/Industry Tracking and Alert Service.

     Placement Agent will identify Company's top three publicly traded competitors and will use reasonable efforts to provide timely "Fax Alerts" to a person designated by Company highlighting significant announcements by competition and of significant industry related news.

6)   "PLUS - ONLINE" Services.

     (i) Internet Site. Placement Agent will use its best efforts to provide, within six (6) months of the closing of the Offering, an internet based on-line system which will provide access to the Target Affinity Group and others designated by the Company (as agreed between Placement Agent and Company) of the following Company related information:

     -    Company overview/slideshow presentation
     -    A full motion video of the Company's overview
     -    Placement Agent Analyst Report coverage including quarterly updates
     -    A chronological archive of the Company's press releases
     - Video/voice Archive of Company's quarterly earnings conference call presentations
     -    A full motion video "Virtual Roadshow" or "Factory Tour"
     -    10Q and 10K documents

     Placement Agent will bear expense of the on-line internet system and uploading/maintenance of all textual and static graphics materials. Company will bear the expense and determine the extent of the full-motion video based presentation material to be included in the on-line presentations.

     (ii) E-mail Connectivity. The on-line internet system will include electronic mail functions between Company management, Placement Agent personnel and the participating "PLUS" Program members.


     14. Company Acknowledgments.

         14.1 Company understands and acknowledges that each of the Investors, in their sole discretion, may elect to hold the Securities for various periods of time, as provided in the Offering Documents, and the Company further acknowledges that Agent makes no representations or warranties as to how long the Securities will be held by each Investor or the Investors' trading history or investment strategies.

         14.2 Company understands that the Securities are convertible based upon the market price at the time of conversion. Since there is no floor on the variable conversion price of the Convertible Notes, there is the risk that conversion of the Securities could result in significant dilution to the Company's Common Stock if the price of the Company's Common Stock declines.

         14.3 Company understands that, although the redemption privilege protects against unsatisfactory dilution, the Company must have available funds or credit lines in order to effect a redemption. There is no assurance that the Company will have available funds or credit lines in order to effect a redemption at any given time.

         14.4 Company understands that there is no assurance as to how the market and/or market makers will respond to the private placement structure.

         14.5 Company acknowledges that Agent has not made (either directly or through any agent or representative) any representations, warranties or covenants contrary to sections 14.1 through 14.4 and that Agent has disclosed the risks inherent in the structure of the Offering including, without limitation, risks associated with the activities contemplated in sections 14.1 through 14.4.

         14.6 Company acknowledges that due to the existence of a variable conversion price, future conversions of the Convertible Notes could result in the issuance of more than twenty percent (20%) of the outstanding Common Stock of Company.

         14.7 Company acknowledges that it has conducted a thorough analysis and has determined to its satisfaction that (i) the Offer and sales of the Convertible Notes and the issuance of Common Stock upon conversion thereof will not result in a violation of New York Stock Exchange ("NYSE") Listed Company Manual Section 312.03(c) (or any successor rule) (the "NYSE 20% Rule") or any other applicable NYSE Rules and (ii) this Offering will not be deemed to be integrated with any prior placement of securities by the Company under Rule 502 of the Securities Act of 1933 or other applicable law.

     15. Notices. Except as otherwise expressly provided in this Agreement:

         15.1 Whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing, addressed to the Company, at:

         If to Company:    Attn: James S. Crofton, Chief Financial Officer
                           EA Industries, Inc.
                           185 Monmouth Parkway
                           West Long Branch, NJ  07764-9989
                           Telephone:  (732) 229-1100
                           Facsimile:  (732) 229-6162

         With a Copy to:   Attn: Richard P. Jaffe, Esq.
                           Mesirov Gelman Jaffe Cramer & Jamieson, LLP
                           1735 Market Street
                           Philadelphia, PA 19103-7598
                           Telephone: (215) 994-1000
                           Facsimile: (215) 994-1111

         15.2 Whenever notice is required by the provisions of this Agreement to be given to the Agent, such notice shall be given in writing, addressed to the Agent, at:

         If to the Agent:  Attn: Eric Swartz, President
                           Swartz Investments, LLC
                           1080 Holcomb Bridge Road
                           200 Roswell Summit, Suite 285
                           Roswell, Georgia  30076
                           Telephone: (770) 640-8130
                           Facsimile:  (770) 640-7150

         With a Copy to:   Attn: Robert L. Hopkins, President
                           Dunwoody Brokerage Services, Inc.
                           8309 Dunwoody Place
                           Atlanta, Georgia  30350
                           Telephone:  (770) 640-0011
                           Facsimile:   (770) 993-1324

         15.3 Any notice instructing the Escrow Agent to distribute monies or Securities held in Escrow must be signed by authorized agents of both the Company and the Agent in order to be valid.

     16. Miscellaneous.

         16.1 Benefit. This Agreement is made solely for the benefit of the Agent and the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Act and their respective successors and assigns, and no other person may acquire or have any right under or by virtue of this Agreement, including, without limitation, the holders of any Securities. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the Securities.

         16.2 Survival. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company and the Agent, or the officers, directors or controlling persons of the Company and the Agent as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and the Agent shall survive and remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or the Agent or any such officer, director or controlling person of the Company or of the Agent; (ii) delivery of or payment for the Securities; or (iii) the Closing Date, and any successor of the Company or the Agent or any controlling person, officer or director thereof, as the case may be, shall be entitled to the benefits hereof.

         16.3 Governing Law, Jurisdiction and Arbitration. The validity, interpretation and construction of this Agreement and of each party hereof will be governed by the Laws of the State of Georgia. Any controversy or claim arising out of or related to this Agreement or the breach thereof, shall be settled by binding arbitration in Atlanta, Georgia in accordance with the Expedited Procedures (Rules 53-57) of the Commercial Arbitration Rules of the American Arbitration Association (AAA). A proceeding shall be commenced upon written demand by Company or any Holder to the other. The arbitrator(s) shall enter a judgment by default against any party which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by the AAA, and if they are unable to agree within ten (10) days, the AAA shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of parties' respective positions in the issues in dispute. Each party submits irrevocably to the jurisdiction of any state court sitting in Fulton County, Georgia or to the United States District Court for the Northern District of Georgia for purposes of enforcement of any discovery order, judgment or award in connection with such arbitration. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction. The arbitration shall be held in such place as set by the arbitrator(s) in accordance with Rule 55.

         16.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

         16.5 Confidential Information. All confidential financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the within transactions, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence.

         16.6 Public Announcements. Neither party hereto will issue any public announcement concerning the within transactions without the approval of the other party. The Agent shall have the right to approve any press release issued by the Company in connection with the Offering which approval shall not be unreasonably withheld.

         16.7 Finders. Company represents that it is not obligated to pay any compensation or other fees, costs or related expenditures in cash or securities to any underwriter, broker, agent, finder or other representative other than Agent. Company agrees to indemnify the Agent with respect to any other claim for a fee in connection with the Offering. Agent agrees to indemnify the Company with respect to any claim for a finder's fee which arises because of Agent's agreement to pay a fee to the person or entity making such claim.

         16.8 Recitals. The recitals to this Agreement are a material part hereof, and each recital is incorporated into this Agreement by reference and made a part of this Agreement.




                           [INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly caused this Placement Agent Agreement to be executed as of the day and year first above written.


                                            "THE COMPANY"
                                            EA INDUSTRIES, INC.



                                            By: /s/ Howard P. Kamins
                                                -----------------------------
                                                Howard P. Kamins, Vice President

                                            "THE AGENT"
                                            SWARTZ INVESTMENTS, INC.



                                            By: /s/ Eric S. Swartz
                                                -----------------------------
                                                Eric S. Swartz, President